UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2010

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01 - Changes in Registrant's Certifying Accountant

Vision-Sciences, Inc. (the “Company”) dismissed BDO Seidman, LLP (the “Former Auditor”) as its independent registered public accounting firm, effective as of March 25, 2010, and has engaged Amper, Politziner & Mattia, LLP (the “New Auditor”) as its new independent registered public accounting firm as of and for the year ended March 31, 2010.  As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Auditor.

Item 4. 01(a)     Previous Independent Accountants

Information Required by Item 304(a)(1) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

(i) On March 25, 2010, the Company dismissed the Former Auditor as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Auditor on the Company's consolidated financial statements as of and for the years ended March 31, 2009 or March 31, 2008, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The Company’s Audit Committee made the decision to change independent accountants, acting under authority delegated to it by the Company’s Board of Directors and in accordance with its Audit Committee Charter, and also recommended that the Board of Directors approve the change.  The Board of Directors approved the change of the independent accountants at its previously scheduled meeting on March 25, 2010.

(iv) During the two most recent fiscal years and through March 25, 2010, there (i) have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Auditor is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 4. 01(b)     New Independent Accountants

On March 29, 2010, we engaged Amper, Politziner & Mattia, LLP, (the “New Auditor”) as our independent accountants for the year ending March 31, 2010.  The Audit Committee made the decision to engage the New Auditors acting under authority delegated to it by the Company’s Board of Directors and the Board of Directors approved the same at its previously scheduled meeting on March 25, 2010.

The Company has not consulted with the New Auditor during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits
Exhibits

16.1                      Letter from BDO Seidman, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Warren Bielke
	Name:	Warren Bielke
	Title:	Interim Chief Executive Officer

Date:  March 29, 2010

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